Accounts Receivable - net (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Accounts Receivable, Net, Current, Total	$ 66,205	$ 49,832
Trade Accounts Receivable [Member]
Accounts Receivable, Gross, Current	69,448	52,061
Allowance for doubtful accounts	(4,779)	(3,603)
Accounts Receivable, Net, Current, Total	64,669	48,458
Other Receivables [Member]
Accounts Receivable, Net, Current, Total	$ 1,536	$ 1,374